UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-03196

Cash Reserve Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

ANNUAL REPORT TO SHAREHOLDERS

Cash Reserve Fund

Prime Series

Treasury Series

March 31, 2007

Table of Contents

Cash Reserve Fund

Click here Portfolio Management Review

click here Information About Each Fund's Expenses

click here Investment Summary

click here Schedule of Investments

cllick here Statement of Assets and Liabilities

click here Statement of Operations

click here Statement of Changes in Net Assets

clilck here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm clilck here Tax Information

click here Other Information

cllick here Investment Management Agreement Approval

click here Directors and Officers

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Portfolio Managers Geoffrey Gibbs and Lee Rodon discuss the market environment and the portfolio team's approach to managing Cash Reserve Fund during the fund's most recent fiscal year ended March 31, 2007.

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: At the start of the Cash Reserve Fund's most recent fiscal year, US economic growth remained on track despite geopolitical uncertainty, rising oil prices and an emerging slowdown in the residential real estate market. First quarter 2006 Gross Domestic Product (GDP) had been robust, but economic growth gradually slowed. In the second, third and fourth quarters of last year, GDP came in at 2.6%, 2.0% and 2.5%, respectively, below long-term growth trends. The US Federal Reserve Board's (the Fed's) actions in raising short-term interest rates by one-quarter percentage point at each Fed meeting from June 2004 through June 2006 seemed — at least to some observers — to be bringing the economy in for a "perfect landing," i.e., slower growth with no significant resurgence in inflation.

Beginning at its August 2006 meeting, the Fed "paused" from further short-term rate hikes, believing that the rate increases already in the pipeline would bring inflation back to within the Fed's target range. At the close of the 12-month period ended March 31, 2007, the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — remained at 5.25%. In the first quarter of this year, increasing defaults by subprime mortgage borrowers sparked volatility in the financial markets as investors wondered how badly Wall Street and the banking community would be hurt by a retrenchment in this market. But by mid-March, it seemed evident that the negative effects of the subprime crisis would be well contained. With oil prices off their record highs of last year, the economy appeared poised to maintain a moderate growth rate.

As of March 31, 2007, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year taxable money market rates, stood at 5.22%, compared with 5.29% 12 months earlier.1

1 The LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: How did the Prime Series and the Treasury Series perform over its most recent fiscal year?

A: We were able to maintain a competitive yield for each series. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the strategy for the Prime Series?

A: During the early part of the period, because of the uncertainty over when the Fed would halt its series of interest rate increases, our strategy was to keep the Prime Series' average maturity

7-Day Current Yield+	(as of 3/31/07)
Prime Shares	5.06%
iMoneyNet First Tier Retail Money Funds Average*	4.54%
Treasury Shares	4.89%
iMoneyNet Treasury Retail Money Funds Average*	4.42%

Yields are historical, will fluctuate and do not guarantee future performance. Current performance may be lower or higher than the performance data quoted. Please call (800) 621-1048 for the fund's most up-to-date performance.

+ The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.
* Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.

relatively short in order to manage risk. For the period, we maintained a significant allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to maintain a significant allocation in this sector helped performance during the period.

Q: What has been the strategy for the Treasury Series?

A: During the Treasury Series' most recent fiscal year there was tremendous supply of one- and two-month US Treasury bills available within the financial marketplace. In light of the supply/demand situation for Treasuries during the 12-month period, we focused the series' purchases on short-term US Treasury bills in order to capture the most attractive yields.

Q: What detracted from performance during the period?

A: In the rising rate environment that we experienced from April through June 2006, it was prudent to purchase maturities up to the next Fed meeting when rates might once again be raised. Leading up to the August Fed meeting, there was a great deal of uncertainty over when the Fed might pause in its tightening cycle. We preferred to be cautious, which in the end cost our money market funds some yield as the yield curve flattened in mid-2006.2

2 Yield curve — The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek a competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report asstated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Information About Each Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Series and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate each Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Prime Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,023.50	$ 1,025.50
Expenses Paid per $1,000*	$ 3.53	$ 1.67
Hypothetical 5% Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,021.44	$ 1,023.29
Expenses Paid per $1,000*	$ 3.53	$ 1.66
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios
Prime Shares	.70%
Prime Institutional Shares	.33%

Treasury Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,021.70	$ 1,023.60
Expenses Paid per $1,000*	$ 3.68	$ 1.72
Hypothetical 5% Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,021.29	$ 1,023.24
Expenses Paid per $1,000*	$ 3.68	$ 1.72
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios
Treasury Shares	.73%
Treasury Institutional Shares	.34%

For more information, please refer to the Funds' prospectus.

Investment Summary

Prime Series

Asset Allocation	3/31/07	3/31/06

Commercial Paper	37%	42%
Short-Term Notes	34%	22%
Certificates of Deposit and Bank Notes	22%	12%
Repurchase Agreements	4%	14%
Master Notes	2%	2%
Funding Agreements	1%	3%
Promissory Notes	—	3%
US Government Sponsored Agencies	—	1%
Asset Backed	—	1%
	100%	100%
Weighted Average Maturity	3/31/07	3/31/06

Cash Reserve Fund, Inc. — Prime Series	39 days	36 days
iMoneyNet First Tier Retail Money Funds Average*	41 days	38 days

Treasury Series

Asset Allocation	3/31/07	3/31/06

US Treasury Obligations	100%	100%
Weighted Average Maturity	3/31/07	3/31/06

Cash Reserve Fund, Inc. — Treasury Series	21 days	31 days
iMoneyNet Treasury Retail Money Funds Average*	38 days	41 days
* The Funds are compared to their respective iMoneyNet category: First Tier Retail Money Funds Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities; Treasury Retail Money Funds Average — Category includes only retail funds that hold 100% in US Treasuries.

Asset allocation and weighted average maturity is subject to change. For more complete details about the Funds' holdings, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Other Information section for contact information.

Schedule of Investments as of March 31, 2007

Prime Series

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 22.3%
Alliance & Leicester PLC:
5.32%, 4/30/2007	10,000,000	10,000,000
5.335%, 6/11/2007	32,000,000	32,000,310
Banco Bilbao Vizcaya Argentaria SA, 5.305%, 6/1/2007	15,000,000	15,000,000
Bank of America NA:
5.25%, 4/27/2007	9,000,000	8,999,492
5.25%, 9/7/2007	16,000,000	16,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd.:
5.34%, 7/19/2007	55,000,000	55,000,000
5.35%, 7/25/2007	35,000,000	35,000,000
5.36%, 4/23/2007	10,000,000	10,000,000
Barclays Bank PLC, 5.32%, 5/8/2007	25,000,000	25,000,000
Citibank NA, 5.315%, 5/2/2007	30,000,000	30,000,000
Credit Agricole SA, 5.3%, 4/18/2007	15,500,000	15,498,689
Credit Suisse, 5.71%, 6/28/2007	10,000,000	10,000,000
Depfa Bank PLC, 5.32%, 5/11/2007	30,000,000	30,000,000
HBOS Treasury Services PLC:
5.305%, 4/19/2007	25,000,000	25,000,000
5.31%, 4/10/2007	6,500,000	6,500,000
Mizuho Corporate Bank:
5.3%, 5/7/2007	20,000,000	20,000,000
5.305%, 4/4/2007	52,000,000	52,000,017
5.32%, 4/10/2007	18,000,000	18,000,000
5.325%, 4/20/2007	28,000,000	28,000,000
5.335%, 5/8/2007	20,000,000	20,000,000
Natixis SA, 5.55%, 6/18/2007	10,000,000	10,000,000
Norddeutsche Landesbank Girozentrale, 5.34%, 6/25/2007	25,000,000	25,000,000
Norinchukin Bank:
5.27%, 9/10/2007	16,000,000	16,000,000
5.35%, 7/10/2007	15,000,000	15,000,000
Societe Generale:
5.305%, 5/2/2007	15,000,000	15,000,000
5.32%, 5/11/2007	25,000,000	25,000,000
5.34%, 7/19/2007	30,000,000	30,000,000
Swedbank AB, 5.42%, 8/31/2007	6,000,000	5,998,882
UBS AG, 5.29%, 7/2/2007	15,000,000	15,000,000
UniCredito Italiano SpA, 5.315%, 5/8/2007	40,000,000	40,000,000
Total Certificates of Deposit and Bank Notes (Cost $658,997,390)		658,997,390

Commercial Paper** 37.3%
Beta Finance, Inc., 5.24%, 6/20/2007	30,000,000	29,650,667
Caisse Nationale des Caisses D'Epargne et Prevoyan, 5.22%, 6/7/2007	30,000,000	29,708,550
Cancara Asset Securitization LLC:
5.24%, 6/20/2007	15,000,000	14,825,333
5.25%, 5/23/2007	16,000,000	15,878,667
5.28%, 4/5/2007	38,621,000	38,598,342
5.346%, 4/3/2007	20,000,000	19,994,060
Cedar Springs Capital Company LLC:
5.26%, 6/7/2007	22,000,000	21,784,632
5.265%, 6/18/2007	15,000,000	14,828,888
5.265%, 6/19/2007	18,643,000	18,427,603
5.27%, 4/10/2007	35,000,000	34,953,887
5.27%, 5/2/2007	15,000,000	14,931,929
Cobbler Funding LLC:
5.28%, 4/25/2007	25,000,000	24,912,000
5.3%, 4/20/2007	7,467,000	7,446,113
Depfa Bank PLC, 5.12%, 8/24/2007	20,000,000	19,587,556
Dorada Finance, Inc.:
5.23%, 6/11/2007	30,000,000	29,690,558
5.235%, 6/8/2007	40,000,000	39,604,467
Five Finance, Inc., 5.26%, 5/9/2007	14,000,000	13,922,269
Giro Balanced Funding Corp., 5.285%, 4/9/2007	75,000,000	74,911,917
Giro Funding US Corp.:
5.28%, 4/23/2007	55,000,000	54,822,533
5.285%, 4/2/2007	17,000,000	16,997,504
Grampian Funding Ltd., 5.28%, 4/23/2007	30,000,000	29,903,200
Greyhawk Funding LLC, 5.24%, 5/16/2007	55,000,000	54,639,750
Hewlett-Packard Co., 5.28%, 4/20/2007	20,000,000	19,944,267
K2 (USA) LLC, 5.225%, 6/14/2007	30,000,000	29,677,792
KBC Financial Products International Ltd., 5.2%, 5/14/2007	25,000,000	24,844,722
Lake Constance Funding LLC:
5.25%, 5/4/2007	15,000,000	14,927,813
5.255%, 4/27/2007	16,700,000	16,636,619
5.28%, 4/17/2007	30,000,000	29,929,600
Links Finance LLC, 5.22%, 4/19/2007	21,000,000	20,945,190
Nieuw Amsterdam Receivables Corp., 5.28%, 4/20/2007	30,000,000	29,916,400
Perry Global Funding LLC:
Series A, 5.24%, 6/25/2007	30,000,000	29,628,833
Series A, 5.25%, 4/20/2007	25,000,000	24,930,729
Prudential PLC:
5.245%, 5/9/2007	25,000,000	24,861,590
5.25%, 4/9/2007	15,500,000	15,481,917
Scaldis Capital LLC:
5.22%, 6/25/2007	25,000,000	24,691,875
5.277%, 4/2/2007	28,000,000	27,995,895
Simba Funding Corp.:
5.247%, 5/23/2007	15,000,000	14,886,304
5.25%, 4/26/2007	47,547,000	47,373,652
5.25%, 5/10/2007	8,476,000	8,427,793
Tango Finance Corp., 5.25%, 4/25/2007	10,400,000	10,363,600
Valcour Bay Capital Co. LLC, 5.29%, 5/16/2007	22,000,000	21,854,525
Verizon Communications, Inc.:
5.31%, 4/11/2007	25,000,000	24,963,125
5.33%, 4/2/2007	23,000,000	22,996,595
Total Commercial Paper (Cost $1,105,299,261)		1,105,299,261

Short-Term Notes 34.3%
AIG-FP Matched Funding Corp., 5.31%*, 12/17/2007	31,500,000	31,500,995
Alliance & Leicester PLC, 5.33%*, 2/8/2008	20,000,000	20,000,000
American Express Bank FSB:
5.29%*, 11/8/2007	30,000,000	29,998,220
5.35%*, 6/29/2007	15,000,000	15,002,356
American Honda Finance Corp.:
5.33%*, 10/30/2007	15,000,000	15,000,000
144A, 5.447%*, 9/27/2007	25,000,000	25,015,652
5.46%*, 4/13/2007	1,000,000	1,000,031
Banco Espanol de Credito SA, 144A, 5.339%*, 4/18/2012	34,000,000	34,000,000
Barclays Bank PLC, 5.265%*, 4/4/2007	45,000,000	44,999,927
BellSouth Corp., 5.485%*, 11/15/2007	23,000,000	23,019,478
BMW US Capital LLC, 144A, 5.32%*, 4/15/2010	10,000,000	10,000,000
BNP Paribas:
5.29%*, 6/13/2007	25,000,000	25,000,000
5.3%*, 10/3/2007	25,000,000	24,995,333
5.31%*, 10/26/2010	20,000,000	20,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.36%*, 10/19/2007	25,000,000	25,000,000
Calyon:
5.28%*, 9/13/2007	20,000,000	19,997,772
144A, 5.32%*, 4/15/2008	35,000,000	35,000,000
Canadian Imperial Bank of Commerce, 5.39%*, 10/26/2007	35,000,000	34,995,207
Danske Bank AS, 144A, 5.29%*, 3/20/2013	30,000,000	29,996,802
Five Finance, Inc.:
144A, 5.33%*, 5/25/2007	25,000,000	25,001,159
144A, 5.7%, 6/28/2007	15,000,000	14,999,638
General Electric Capital Corp., 5.387%*, 3/4/2008	30,000,000	30,019,806
HSH Nordbank AG, 144A, 5.33%*, 3/20/2008	25,000,000	25,000,000
International Business Machine Corp., 5.33%*, 12/8/2010	20,000,000	20,000,000
Intesa Bank Ireland PLC, 5.32%*, 7/25/2011	15,000,000	15,000,000
K2 (USA) LLC, 5.32%*, 1/31/2008	30,000,000	29,997,623
Links Finance LLC, 144A, 5.33%*, 2/25/2008	14,000,000	13,999,326
Merrill Lynch & Co., Inc.:
5.285%*, 5/14/2007	20,000,000	20,000,000
5.29%*, 7/27/2007	5,000,000	5,000,000
5.3%*, 4/18/2008	25,000,000	25,000,000
5.3%*, 8/24/2011	10,000,000	10,000,000
5.33%*, 9/15/2010	20,000,000	20,000,000
5.4%*, 2/3/2009	15,000,000	15,000,000
5.487%*, 5/29/2007	25,000,000	25,000,000
Metropolitan Life Global Funding I, 5.35%*, 6/1/2007	20,000,000	20,002,070
Mitsubishi UFJ Trust & Banking Corp., 5.31%*, 2/19/2008	23,000,000	23,000,000
Morgan Stanley, 5.37%*, 9/5/2007	38,000,000	38,000,000
Natixis SA, 5.42%*, 8/31/2007	25,000,000	25,000,000
Parkland (USA) LLC, 5.345%*, 10/31/2007	20,000,000	19,997,666
Premier Asset Collateralized Entity LLC, 144A, 5.33%*, 1/30/2008	30,000,000	29,997,501
Skandinaviska Enskilda Banken:
5.272%*, 7/6/2007	32,000,000	31,996,774
5.32%*, 2/9/2011	10,000,000	10,000,000
Societe Generale, 5.257%*, 6/11/2007	10,000,000	9,999,268
Tango Finance Corp., 5.67%, 6/29/2007	5,000,000	5,000,000
The Bear Stearns Companies, Inc., 5.32%*, 7/10/2007	25,000,000	25,000,000
UniCredito Italiano Bank (Ireland) PLC, 144A, 5.33%*, 9/16/2011	20,000,000	20,000,000
Total Short-Term Notes (Cost $1,016,532,604)		1,016,532,604

Master Notes 1.8%
The Bear Stearns Companies, Inc., 5.537%*, 4/2/2007 (a) (Cost $52,000,000)	52,000,000	52,000,000

US Government Sponsored Agencies 0.3%
Federal Home Loan Mortgage Corp., 5.35%, 3/26/2008 (Cost $10,000,000)	10,000,000	10,000,000

Funding Agreements 0.7%
New York Life Insurance Co., 5.41%*, 9/18/2007 (Cost $20,000,000)	20,000,000	20,000,000

Asset Backed 0.3%
Interstar Millennium Trust, "A1", Series 2006-2GA, 5.3%*, 5/27/2038 (Cost $9,146,699)	9,146,699	9,146,699

Repurchase Agreements 3.7%
Banc of America Securities LLC, 5.4%, dated 3/30/2007, to be repurchased at $109,420,720 on 4/2/2007 (b) (Cost $109,371,503)	109,371,503	109,371,503
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,981,347,457)+	100.7	2,981,347,457
Other Assets and Liabilities, Net	(0.7)	(20,144,295)
Net Assets	100.0	2,961,203,162
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of March 31, 2007.
** Annualized yield at the time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,981,347,457.
(a) Reset date; not a maturity date.
(b) Collateralized by $114,572,561 Federal Home Loan Mortgage Corp., 5.0% maturing on 4/1/2035 with a value of $111,558,934.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of March 31, 2007

Treasury Series

	Principal Amount ($)	Value ($)

US Treasury Obligations* 100.1%
US Treasury Bills:
4.875%, 5/10/2007	10,000,000	9,947,187
4.885%, 4/12/2007	10,000,000	9,985,074
4.92%, 4/5/2007	30,000,000	29,983,600
4.93%, 4/5/2007	4,956,000	4,953,285
4.935%, 4/19/2007	5,000,000	4,987,662
4.96%, 4/12/2007	8,000,000	7,987,876
4.97%, 5/3/2007	25,000,000	24,889,556
4.99%, 4/12/2007	26,613,000	26,572,423
5.005%, 5/3/2007	14,680,000	14,614,690
5.03%, 5/3/2007	15,265,000	15,196,748
5.065%, 5/10/2007	6,717,000	6,680,143
5.07%, 4/19/2007	25,000,000	24,936,625
5.075%, 4/26/2007	70,000,000	69,753,299
5.1%, 4/19/2007	4,195,000	4,184,303
5.12%, 4/12/2007	13,393,000	13,372,047
5.13%, 4/19/2007	2,955,000	2,947,420
5.135%, 4/12/2007	64,000,000	63,899,582
5.135%, 4/19/2007	32,000,000	31,917,841
Total US Treasury Obligations (Cost $ 366,809,361)		366,809,361
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $366,809,361)+	100.1	366,809,361
Other Assets and Liabilities, Net	(0.1)	(289,150)
Net Assets	100.0	366,520,211
* Annualized yield at time of purchase; not a coupon rate.
+ Cost for federal income tax purposes was $366,809,361.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007
Assets	Prime Series	Treasury Series
Investments in securities, valued at amortized cost	$ 2,981,347,457	$ 366,809,361
Cash	98	2,647
Interest receivable	15,854,138	—
Receivable for Fund shares sold	19,612	3,916
Other assets	138,379	26,116
Total assets	2,997,359,684	366,842,040
Liabilities
Payable for Fund shares redeemed	150	500
Payable for investments purchased	34,000,000	—
Accrued management fee	584,484	60,831
Distributions payable	905	372
Other accrued expenses and payables	1,570,983	260,126
Total liabilities	36,156,522	321,829
Net assets	$ 2,961,203,162	$ 366,520,211
Composition of Net Assets
Accumulated distributions in excess of net investment income	(905)	(372)
Accumulated net realized gain (loss)	(12,133)	(12,784)
Paid-in capital	2,961,216,200	366,533,367
Net assets, at value	$ 2,961,203,162	$ 366,520,211
Net Asset Value
Net Asset Value, offering and redemption price per share Prime Shares and Treasury Shares, respectively Net assets	$ 2,104,180,381	$ 258,245,498
Shares of capital stock outstanding	2,104,162,951	258,203,177
Net asset value per share	$ 1.00	$ 1.00
Prime Institutional Shares and Treasury Institutional Shares, respectively Net assets	$ 857,022,781	$ 108,274,713
Shares of capital stock outstanding	857,042,921	108,282,682
Net asset value per share	$ 1.00	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2007
Investment Income	Prime Series	Treasury Series
Interest	$ 137,988,411	$ 17,318,762
Expenses: Management fee	5,341,664	629,062
Administration fee	2,001,495	293,220
Services to shareholders	1,552,654	209,539
Custodian and accounting fees	139,010	32,937
Distribution service fees	6,438,206	806,575
Auditing	45,914	41,429
Legal	85,257	51,402
Directors' fees and expenses	94,665	10,845
Reports to shareholders and shareholder meeting	271,115	55,329
Registration fees	69,372	30,964
Other	122,005	29,146
Total expenses before expense reductions	16,161,357	2,190,448
Expense reductions	(68,907)	(1,917)
Net expenses	16,092,450	2,188,531
Net investment income	121,895,961	15,130,231
Net realized gain (loss) on investment transactions	3,312	2,556
Net increase (decrease) in net assets resulting from operations	$ 121,899,273	$ 15,132,787

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Prime Series
Increase (Decrease) in Net Assets	Years Ended March 31,
	2007	2006
Operations: Net investment income	$ 121,895,961	$ 78,319,971
Net realized gain (loss)	3,312	16,783
Net increase (decrease) in net assets resulting from operations	121,899,273	78,336,754
Distributions to shareholders from: Net investment income: Prime Shares	(90,917,514)	(62,826,598)
Prime Institutional Shares	(30,907,522)	(15,380,149)
Class A Shares*	(67,761)	(99,570)
Class B Shares*	(2,428)	(13,615)
Class C Shares*	(736)	(39)
Total distributions	(121,895,961)	(78,319,971)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	7,402,207,428	5,138,031,468
Reinvestment of distributions	121,871,600	78,296,881
Cost of shares redeemed	(7,190,344,350)	(5,211,779,739)
Net increase (decrease) in net assets from Fund share transactions	333,734,678	4,548,610
Increase (decrease) in net assets	333,737,990	4,565,393
Net assets at beginning of period	2,627,465,172	2,622,899,779
Net assets at end of period (including accumulated distributions in excess of net investment income of $905 and $365,982, respectively)	$ 2,961,203,162	$ 2,627,465,172
* The Prime Series' Class A shares, Class B shares and Class C shares were liquidated on September 20, 2006.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets — Treasury Series
Increase (Decrease) in Net Assets	Years Ended March 31,
	2007	2006
Operations: Net investment income	$ 15,130,231	$ 10,498,563
Net realized gain (loss)	2,556	(4,737)
Net increase (decrease) in net assets resulting from operations	15,132,787	10,493,826
Distributions to shareholders from: Net investment income: Treasury Shares	(10,433,508)	(7,751,774)
Treasury Institutional Shares	(4,696,723)	(2,746,789)
Total distributions	(15,130,231)	(10,498,563)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	1,348,139,630	814,785,187
Reinvestment of distributions	15,047,754	10,430,367
Cost of shares redeemed	(1,373,909,118)	(875,756,049)
Net increase (decrease) in net assets from Fund share transactions	(10,721,734)	(50,540,495)
Increase (decrease) in net assets	(10,719,178)	(50,545,232)
Net assets at beginning of period	377,239,389	427,784,621
Net assets at end of period (including accumulated distributions in excess of net investment income of $372 and $26,031, respectively)	$ 366,520,211	$ 377,239,389

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Prime Shares
Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0455	.0307	.0111	.0050	.0108
Less: Distributions from net investment income	(.0455)	(.0307)	(.0111)	(.0050)	(.0108)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	4.65[a]	3.11	1.12	.47	1.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	2,104	2,035	2,275	2,666	2,879
Ratio of expenses before expense reductions (%)	.71	.69	.69	.67	.70
Ratio of expenses, after expense reductions (%)	.71	.69	.69	.67	.70
Ratio of net investment income (%)	4.56	3.06	1.07	.51	1.10

Prime Institutional Shares
Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0494	.0346	.0149	.0087	.0140
Less: Distributions from net investment income	(.0494)	(.0346)	(.0149)	(.0087)	(.0140)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	5.05[a]	3.51	1.50	.88	1.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	857	588	343	395	544
Ratio of expenses (%)	.32	.31	.30	.30	.38
Ratio of expenses after expense reductions (%)	.32	.31	.30	.30	.38
Ratio of net investment income (%)	4.95	3.54	1.46	.88	1.42
[a] Total return would have been lower had certain expenses not been reduced.
Treasury Shares
Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0418	.0272	.0092	.0039	.0098
Less: Distributions from net investment income	(.0418)	(.0272)	(.0092)	(.0039)	(.0098)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	4.26	2.75	.92[a]	.40[a]	.99[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	258	267	330	377	391
Ratio of expenses before expense reductions (%)	.73	.71	.70	.68	.67
Ratio of expenses after expense reductions (%)	.73	.71	.68	.63	.62
Ratio of net investment income (%)	4.19	2.72	.89	.39	1.01

Treasury Institutional Shares
Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0457	.0310	.0130	.0077	.0130
Less: Distributions from net investment income	(.0457)	(.0310)	(.0130)	(.0077)	(.0130)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	4.66	3.14	1.31[a]	.78[a]	1.31[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	108	111	98	99	139
Ratio of expenses before expense reductions (%)	.35	.34	.32	.29	.35
Ratio of expenses after expense reductions (%)	.35	.34	.30	.24	.30
Ratio of net investment income (%)	4.57	3.09	1.27	.78	1.33
[a] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Pollicies

Cash Reserve Fund, Inc. (the `Fund') is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series and the Treasury Series (the `Series') are the two series the Fund offers to investors.

The Prime Series offers two classes of shares to investors: Cash Reserve Prime Shares (`Prime Shares') and Cash Reserve Prime Institutional Shares (`Prime Institutional Shares'). On September 20, 2006, Cash Reserve Class A shares, Class B shares and Class C shares were liquidated.

The Treasury Series offers two classes of shares to investors: Cash Reserve Treasury Shares (`Treasury Shares') and Cash Reserve Treasury Institutional Shares (`Treasury Institutional Shares').

Distribution or service fees and transfer agent fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Repurchase Agreements. The Prime Series and Treasury Series may enter into repurchase agreements with certain banks and broker/dealers whereby the Series, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series' claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

At March 31, 2007, the Treasury Series had a net tax basis capital loss carryforward of approximately $13,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2014, ($11,000) and March 31, 2015 ($2,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2006 through March 31, 2007, the Prime Series incurred approximately $12,200 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2008.

In July 2006, FASB issued Interpretation No. 48 (`FIN 48'), `Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109' (the `Interpretation'). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Prime Series	Treasury Series
Undistributed ordinary income*	$ —	$ —
Capital loss carryforward	$ —	$ (13,000)

In addition, the tax character of the distributions were characterized as follows:

	Years Ended March 31,
	2007	2006
Prime Series Distributions from ordinary income*	$ 121,895,961	$ 78,319,971
Treasury Series Distributions from ordinary income*	$ 15,130,231	$ 10,498,563
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Fund arising in connection with a specific Series are allocated to that Series. Other Fund expenses which cannot be directly attributed to a Series are apportioned among the Series in the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

B. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Investment Company Capital Corp. (`ICCC' or the `Advisor'), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Series. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Effective April 1, 2007, ICCC merged with Deutsche Investment Management Americas Inc. (`DIMA'), an indirect, wholly owned subsidiary of Deutsche Bank AG and the Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor.

Prior to June 1, 2006, for the Treasury Series and prior to July 1, 2006, for the Prime Series, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from April 1, 2006 through May 31, 2006, for the Treasury Series and for the period from April 1, 2006 through June 30, 2006 for the Prime Series, each Series paid the Advisor an annual fee based on the aggregate average daily net assets of the Fund which was calculated daily and paid monthly. The management fee payable under the Management Agreement was equal to an annual rate as follows:

First $500 million of the Fund's average daily net assets	.30%
Next $500 million of such net assets	.26%
Next $500 million of such net assets	.25%
Next $1 billion of such net assets	.24%
Next $1 billion of such net assets	.23%
Over $3.5 billion of such net assets	.22%

Effective June 1, 2006, for the Treasury Series and effective July 1, 2006, for the Prime Series, under the Amended and Restated Investment Management Agreement with the Advisor, each Series pays a monthly investment management fee based on the aggregate average daily net assets of the Fund accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.215%
Next $500 million of such net assets	.175%
Next $500 million of such net assets	.165%
Next $1 billion of such net assets	.155%
Next $1 billion of such net assets	.145%
Over $3.5 billion of such net assets	.135%

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series, calculated daily and payable monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets.

Accordingly, for the year ended March 31, 2007, the fee pursuant to these agreements was equivalent to an annual effective rate of 0.20% and 0.18% of the average daily net assets of the Prime Series and Treasury Series, respectively.

For the period from July 1, 2006 through September 30, 2006, the Advisor and Administrator had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class of Prime Series as follows:

Prime Shares	.70%
Prime Institutional Shares	.32%

Administration Fee. Effective June 1, 2006, for the Treasury Series and effective July 1, 2006, for the Prime Series, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, each Series pays the Advisor an annual fee (`Administration Fee') of 0.10% of each Series' average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through March 31, 2007, for the Treasury Series and for the period from July 1, 2006, through March 31, 2007, for the Prime Series, DIMA received an Administration Fee of $293,220 and $2,001,495, respectively, of which $31,844 and $256,147, respectively, are unpaid at year end.

Service Provider Fees. Prior to June 1, 2006, for the Treasury Series and prior to July 1, 2006 for the Prime Series, ICCC was the Fund's accounting agent. ICCC designated DWS Scudder Fund Accounting Corporation (`DWS-SFAC'), an affiliate of the Advisor, to provide fund accounting services. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006 for the Treasury Series and July 1, 2006 for the Prime Series, these fees are now paid under the Administrative Services Agreement. For the period from April 1, 2006 through May 31, 2006 for the Treasury Series and for the period from April 1, 2006 through June 30, 2006 for the Prime Series, the amounts charged to each Series by DWS-SFAC were as follows:

Total Aggregated
Prime Series	$ 38,378
Treasury Series	$ 19,257

DWS Scudder Investments Service Company (`DWS-SISC'), an affiliate of the Advisor, is the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (`DST'), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Each Series paid the transfer agent a per account fee that is accrued daily and paid monthly. For the year ended March 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

	Total Aggregated	Waived	Unpaid at March 31, 2007
Prime Series Prime Shares	$ 1,435,020	$ 41,590	$ 385,045
Prime Institutional Shares	67,817	11,887	18,920
Class A Shares	4,626	—	—
Class B Shares	1,255	—	—
Class C Shares	1,416	522	—
Treasury Series Treasury Shares	$ 185,540	$ —	$ 47,083
Treasury Institutional Shares	10,730	—	2,914

Distribution and Service Fees. DWS Scudder Distributors, Inc. (`DWS-SDI') is the Fund's Distributor. Each Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and payable monthly at the following annual rates: 0.25% of the Prime Shares and Treasury Shares' average daily net assets. The Fund does not pay fees on the Prime Institutional Shares and Treasury Institutional Shares. Prior to September 20, 2006, the Prime Series paid the following annual rates: 0.25% of Class A shares and 0.75% of Class B shares and Class C shares' average daily net assets. For the year ended March 31, 2007, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at March 31, 2007
Prime Series Prime Shares	$ 5,025,654	$ 536,608
Class A Shares	3,982	—
Class B Shares	719	—
Class C Shares	321	—
Treasury Series Treasury Shares	$ 630,137	$ 64,302

Each Series pays the Distributor a shareholder servicing fee based on the average daily net assets which is calculated daily and paid monthly at a rate of 0.07% of Prime Shares and Treasury Shares. Prior to September 20, 2006, Class B and C shares paid the Distributor a shareholder servicing fee based on average daily net assets which was calculated daily and paid monthly at a rate of 0.25%. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares. For the year ended March 31, 2007, the shareholder servicing fee was as follows:

	Total Aggregated	Unpaid at March 31, 2007
Prime Series Prime Shares	$ 1,407,183	$ 149,349
Class B Shares	240	—
Class C Shares	107	—
Treasury Series Treasury Shares	$ 176,438	$ 16,657

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2007, the amount charged to each Series by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

	Total Aggregated	Unpaid at March 31, 2007
Prime Series	$ 9,720	$ 1,840
Treasury Series	$ 9,720	$ 1,840

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Fee Reductions

For the year ended March 31, 2007, the Advisor reimbursed the Fund $11,921 and $1,769 for the Prime Series and Treasury Series, respectively, which represented a portion of expected fee savings for the Advisor through June 30, 2006 and May 31, 2006 for the Prime Series and Treasury Series, respectively, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2007, the Fund's custodian fees were reduced by $2,987 and $148 for the Prime Series and Treasury Series, respectively, for custody credits earned.

D. Line of Credit

The Fund and other affiliated funds (the `Participants') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

E. Share Transactions

The Fund is authorized to issue up to 16.56 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series and 350 million undesignated). Transactions in capital stock were as follows (at net asset value of $1.00 per share):

Prime Series:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Sold
Prime Shares	4,777,062,126	$ 4,777,060,108	3,394,729,634	$ 3,394,729,634
Prime Institutional Shares	2,624,870,026	2,624,870,026	1,741,672,654	1,741,672,654
Class A Shares*	127,294	127,294	1,579,179	1,579,179
Class B Shares*	150,000	150,000	—	—
Class C Shares*	—	—	50,001	50,001
		$ 7,402,207,428		$ 5,138,031,468
Reinvested
Prime Shares	90,908,020	$ 90,908,020	62,822,155	$ 62,822,155
Prime Institutional Shares	30,907,522	30,907,522	15,375,957	15,375,957
Class A Shares*	53,787	53,787	85,949	85,949
Class B Shares*	1,730	1,730	12,782	12,782
Class C Shares*	541	541	38	38
		$ 121,871,600		$ 78,296,881
Redeemed
Prime Shares	(4,799,012,450)	$ (4,799,012,450)	(3,696,951,860)	$ (3,696,951,860)
Prime Institutional Shares	(2,387,089,168)	(2,387,089,168)	(1,511,282,337)	(1,511,282,337)
Class A Shares*	(3,793,964)	(3,793,964)	(1,538,017)	(1,538,017)
Class B Shares*	(353,832)	(353,832)	(1,954,001)	(1,954,001)
Class C Shares*	(94,936)	(94,936)	(53,524)	(53,524)
		$ (7,190,344,350)		$ (5,211,779,739)
Net increase (decrease)
Prime Shares	68,957,696	68,955,678	(239,400,071)	(239,400,071)
Prime Institutional Shares	268,688,380	268,688,380	245,766,274	245,766,274
Class A Shares*	(3,612,883)	(3,612,883)	127,111	127,111
Class B Shares*	(202,102)	(202,102)	(1,941,219)	(1,941,219)
Class C Shares*	(94,395)	(94,395)	(3,485)	(3,485)
		$ 333,734,678		$ 4,548,610
* On September 20, 2006, Class A, B and C shares were liquidated.

Treasury Series:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Sold
Treasury Shares	846,866,330	$ 846,866,330	550,444,824	$ 550,444,824
Treasury Institutional Shares	501,274,038	501,274,038	264,340,363	264,340,363
		$ 1,348,140,368		$ 814,785,187
Reinvested
Treasury Shares	10,350,293	$ 10,350,293	7,683,578	$ 7,683,578
Treasury Institutional Shares	4,696,723	4,696,723	2,746,789	2,746,789
		$ 15,047,016		$ 10,430,367
Redeemed
Treasury Shares	(865,559,201)	$ (865,559,201)	(621,058,658)	$ (621,058,658)
Treasury Institutional Shares	(508,349,917)	(508,349,917)	(254,697,391)	(254,697,391)
		$ (1,373,909,118)		$ (875,756,049)
Net increase (decrease)
Treasury Shares	(8,342,578)	$ (8,342,578)	(62,930,256)	$ (62,930,256)
DB Institutional Shares	(2,379,156)	(2,379,156)	12,389,761	12,389,761
		$ (10,721,734)		$ (50,540,495)

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management (`DeAM') settled proceedings with the Securities and Exchange Commission (`SEC') and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (`DAMI') and Deutsche Investment Management Americas Inc. (`DIMA'), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers (`NASD') announced final agreements in which Deutsche Investment Management Americas Inc. (`DIMA'), Deutsche Asset Management, Inc. (`DAMI') and Scudder Distributors, Inc. (`SDI') (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

G. Subsequent Events

The Board of Directors of Prime Series, a series of Cash Reserve Fund, Inc. ("Cash Reserve Fund"), approved a reorganization (the "Reorganization") pursuant to which Prime Series became a feeder fund of Cash Management Portfolio (the "Master Portfolio"). As a feeder fund in a master/feeder fund structure, Prime Series no longer invests directly in securities and other instruments but invests all or substantially all of its assets in the Master Portfolio, which invests directly in securities and other instruments. Pursuant to the Reorganization, Prime Series contributed its net assets to the Master Portfolio in return for shares of the Master Portfolio equal in number to the number of Prime Series Shares outstanding. The Reorganization occurred on May 14, 2007 and is a tax-free reorganization for Federal income tax purposes.

On May 18, 2007, all of the assets of Cash Reserve Fund, Inc. — Treasury Series were acquired by Investors Cash Trust — Treasury Portfolio pursuant to a plan of reorganization approved by shareholders on April 18, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Cash Reserve Fund, Inc. and Shareholders of the Prime and Treasury Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights included herein present fairly, in all material respects, the financial position of the Prime and Treasury Series (the two series constituting the Cash Reserve Fund, Inc. hereafter referred to as the `Series') at March 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the classes presented for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note G, the Cash Reserve Fund, Inc. — Prime Series became a feeder fund of Cash Management Portfolio on May 14, 2007 and the Cash Reserve Fund, Inc. — Treasury Series was acquired by the Investors Cash Trust — Treasury Portfolio on May 18, 2007.

Boston, Massachusetts May 24, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Proxy Voting

A description of each fund's policies and procedures for voting proxies for portfolio securities and information about how the fund's voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site—www.dws-scudder.com (click on proxy voting' at the bottom of the page)—or on the SEC's Web site— www.sec.gov. To obtain a written copy of each fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following each fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Management Agreement Approval

In December 2006, the Board approved an amended and restated investment management agreement between DIMA and Cash Reserve Fund, Inc., on behalf of each of Prime Series and Treasury Series, in connection with the merger of ICCC into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to each fund, or to the personnel involved with providing such services. The Board also considered that the terms of the agreement with DIMA were substantially identical to the terms of the prior agreement. A discussion of factors considered by the Board in determining to approve the continuation of each fund's prior investment management agreement with ICCC in September 2006 in connection with the Board's annual review of each fund's contractual arrangements is included in the funds' report for the period ended September 30, 2006.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	84
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	82
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	84
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	84
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	84
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	84
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	84
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	84
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	84
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	84
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	84
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		82
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2007, Cash Reserve Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH RESERVE FUND INC. -PRIME SERIES

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$42,500	$128	$0	$0
2006	$41,350	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$136,700	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$30,654	$228,259

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

CASH RESERVE FUND INC. -TREASURY SERIES

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$41,000	$128	$0	$0
2006	$37,350	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$136,700	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$30,654	$228,259

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prime Series, a series of Cash Reserve Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Prime Series, a series of Cash Reserve Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Treasury Series, a series of Cash Reserve Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Treasury Series, a series of Cash Reserve Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007